UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 2, 2018

NORTHERN POWER SYSTEMS CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	000-55184	98-1181717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

29 Pitman Road, Barre, Vermont 05641
(Address of Principal Executive Offices) (Zip Code)

(802) 461-2955
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01. Entry into a Material Definitive Agreement.

          On August 2, 2018, Northern Power Systems Corp, a British Columbia corporation (the “Company”), entered into a Subordinated Convertible Note Purchase Agreement (the “Stock Purchase Agreement”) with certain investors (the “Purchasers”) and completed the initial closing of a private placement financing effected under the financial hardship exemption available to companies listed on the Toronto Stock Exchange (the “TSX”) under certain circumstances (the “Financing”). At the initial closing, the Company issued Convertible Subordinated Promissory Notes (the “Notes”) to certain new investors (each a “New Investor”) as well as certain existing investors, including John Simon and Richard Hokin, who are both current and significant shareholders of the Company and members of the Company’s Board of Directors (each an “Existing Investor”) in the aggregate amount of C$2,446,642 or US$1,880,000.

          Under the Financing, (i) the New Investors have agreed to invest up to an aggregate of C$650,703 or US$500,000 which amount was conditioned upon the Existing Investors investing an aggregate of C$1,952,108 or US$1,500,000 and (ii) the Company may raise up to an aggregate of US$2,750,000. As of the date hereof, the Existing Investors have invested an aggregate of C$1,952,108 or US$1,500,000 and the New Investors have invested C$494,535 or US$380,000. The Company anticipates closing on an additional C$156,169 or US$120,000 from a New Investor in the next several business days. The remaining US$750,000 contemplated to be raised under the Financing is expected to close, if at all, by August 31, 2018.

          The Investors may convert the Notes at any time into shares of the Company’s common shares (“Shares”). In-terest under the Notes accrues but shall not be due and payable until the maturity date. Under the Notes the out-standing principal balance and accrued interest under each Note shall be convertible, in whole or in part, at the op-tion of the Holder at any time prior to the maturity date, into shares of common stock at a per share price of C$.0675 or US$.051 (the “Conversion Price”). The Conversion Price of C$.0675 per Share or US$.051 is approxi-mately a 32.5% discount to the market price of C$.10 per Share or US$.076 per Share based on the volume weighted average trading price of the Company’s common shares on the TSX for the five trading days immediately prior to, and including, July 10, 2018.

          The foregoing is only a brief description of the material terms of the Subordinated Convertible Note Purchase Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such description is qualified in its entirety by reference to such exhibit.

          Further, on May 29, 2018, Comerica informed Northern that the Company is currently not in compliance with two covenants (collectively, the “Covenants”) under that certain Amended and Restated Loan and Security Agreement by and between the Company and Comerica dated December 31, 2013 and as amended (the “Loan”). In connection with the Financing, the Company and Comerica Bank entered into a Forbearance Agreement and Comerica agreed to among other things, to forbear existing defaults and non-compliance under the Loan through end of November 2018. The Forbearance Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

          The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. All of the shares of Common Stock described in this Current Report on Form 8-K are being offered and sold to an accredited investor in reliance upon exemptions from the registration requirements under Section 4(a)(2) under the Securities Act of 1933, as amended (“Securities Act”), and Rule 506 of Regulation D promulgated thereunder.

Item 7.01. Regulation FD Disclosure.

          On August 2, 2018, the Company issued a press release announcing the Financing. A copy of the press release is furnished as Exhibit 99.1 of this report.

          The information under Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information under Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are filed with this report.

Exhibit Number	Description

10.1	Subordinated Convertible Note Purchase Agreement, dated August 2, 2018, between the Company and certain investors.
10.2	Forbearance Agreement, dated August 2, 2018 between the Company and Comerica Bank
99.1	Press Release, dated August 2, 2018

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based upon the Compa-ny’s current expectations, speak only as of the date hereof and are subject to change. All statements, other than statements of historical fact included in this Current Report on Form 8-K, are forward-looking statements. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “goal,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words and include, but are not limited to, the amount and use of proceeds the Company expects to receive from the Private Placement and the closing of the second tranche of the Private Placement. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Com-pany might not even anticipate, and involve factors that may cause actual results to differ materially and adverse-ly from those projected or suggested, Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the head-ing “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and in other filings with the Securities and Exchange Commission. The Company under-takes no obligation to revise or update publicly any forward-looking statements for any reason, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN POWER SYSTEMS CORP.

Date: August 2, 2018	By:	/s/ Ciel R. Caldwell
Ciel R. Caldwell
President and Chief Operating Officer